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                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)   December 14, 1998
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                               PAYMENTECH, INC.
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            (Exact name of registrant as specified in its charter)


           Delaware                  1-142244                     75-2634185
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(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation             File Number)              Identification No.)


               1601 Elm Street, 9th Floor, Dallas, Texas  75201
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       (Address of principal executive offices)               (Zip Code)



      Registrant's telephone number, including area code    214-849-2149
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ITEM 5.  OTHER EVENTS.

     On December 14, 1998, Paymentech, Inc., a Delaware corporation ("Paymentech"), issued a press release announcing that it has completed the previously announced acquisition of the merchant processing business of Mellon Bank Corporation. Paymentech hereby incorporates by reference the information set forth in its press release dated December 14, 1998, a copy of which is attached hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

          Ex. 99 Press Release issued by Paymentech, Inc., dated December 14, 1998 filed herewith.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PAYMENTECH, INC.



Date: December 28, 1998                By: /s/ PAMELA H. PATSLEY
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                                          Pamela H. Patsley
                                          President and Chief Executive Officer


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